EXHIBIT 10.31

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) dated as of January 31, 2014 is entered into by and among APTARGROUP, INC., a Delaware corporation (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”) and in its capacity as the maker of swingline loans (in such capacity, the “Swingline Lender”), and each of the Lenders signatory hereto.  Each capitalized term used and not otherwise defined in this Amendment has the definition specified in the Credit Agreement described below.

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the Lenders party thereto have entered into that certain Credit Agreement dated as of January 31, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a revolving credit facility;

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend the Credit Agreement to provide for, among other things, (i) an extension of the Maturity Date by one year, (ii) an increase in the size of the basket for Permitted Receivables Transactions from $100 million to $150 million and (iii) an adjustment to the pricing grid set forth in the definition of Applicable Rate; and

WHEREAS, the Administrative Agent, the Swingline Lender and the Lenders are willing to so amend the Credit Agreement on the terms and conditions contained in this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1.                                      Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)                                 The definition of “Applicable Rate” in Section 1.1 is hereby amended by deleting the pricing grid therein and replacing it with the pricing grid below:

Pricing Level	Consolidated Leverage Ratio	Applicable Rate for LIBOR Loans	Applicable Rate for Base Rate Loans / Swingline Loans	Applicable Rate for Facility Fee
1	Less than or equal to 15%	0.900%	0.000%	0.100%

2	Less than or equal to 25% but greater than 15%	1.000%	0.000%	0.125%

3	Less than or equal to 35% but greater than 25%	1.100%	0.100%	0.150%

4	Less than or equal to 45% but greater than 35%	1.300%	0.300%	0.200%

5	Greater than 45%	1.500%	0.500%	0.250%

(b)                                 The definition of “Maturity Date” in Section 1.1 is hereby amended by deleting the reference therein to “January 31, 2018” and replacing it with “January 31, 2019.”

(c)                                  The definition of “Permitted Receivables Transaction” in Section 1.1 is hereby amended by deleting the reference therein to “$100,000,000” and replacing it with “$150,000,000.”

(d)                                 Section 2.13(a) is amended and restated in its entirety as follows:

(a)                                 Requests for Extension.  The Borrower may, by notice to the Administrative Agent (who shall promptly notify the Lenders) not earlier than 45 days and not later than 35 days prior to the third anniversary of the Closing Date and/or the fourth anniversary of the Closing Date (each an “Anniversary Date”), request that each Lender extend such Lender’s then existing Maturity Date for one year.

The amendments set forth in this Section 1 are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement are intended to be affected hereby.

2.                                      Effectiveness; Condition Precedent.  The effectiveness of this Amendment and the amendments provided in Section 1 are subject to the satisfaction of the following conditions precedent:

(a)                                 Documentation. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, the Swingline Lender and the Lenders, this Amendment, duly executed and acknowledged where appropriate by all parties hereto.

(b)                                 Fees. Any fees required to be paid on or before the effective date hereof shall have been paid.

(c)                                  Legal Expenses. The Borrower shall have paid all reasonable fees and expenses due the Administrative Agent’s counsel as of the date hereof.

3.                                      Representations and Warranties.  In order to induce the Administrative Agent, the Swingline Lender and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent, the Swingline Lender and the Lenders as follows:

(a)                                         The representations and warranties made by it in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except that (i) if a qualifier relating to materiality or Material Adverse Effect applies, such representation or warranty is true and correct in all respects, (ii) if such representation or warranty specifically refers to an earlier date, such representation or warranty is true and correct in all material respects as of such earlier date (except that if a qualifier relating to materiality or Material Adverse Effect applies, such representation or warranty is true and correct in all respects as of such earlier date) and (iii) for purposes of this Amendment, the representations and warranties contained in Section 5.9 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a)(i) and (ii), respectively, of Section 6.6 of the Credit Agreement;

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(b)                                         This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(c)                                          No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.

4.                                      Entire Agreement.  This Amendment, together with the Credit Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 9.1 of the Credit Agreement.

5.                                      Full Force and Effect of Amendment.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Credit Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

6.                                      Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

7.                                      Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

8.                                      Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9.                                      References.  All references in any of the Credit Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as from time to time hereafter further amended, modified, supplemented, restated or amended and restated.

10.                               Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Swingline Lender, each Lender and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 9.7 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Credit Agreement to be executed as of the date first above written.

BORROWER:

APTARGROUP, INC.

By:	/s/ JAMES E. MEYER
Name:	James E. Meyer
Title:	Vice President, Treasury and Risk Management

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ BETH RUE
Name:	Beth Rue
Title:	Director

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and Swingline Lender

By:	/s/ BETH RUE
Name:	Beth Rue
Title:	Director

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

BANK OF AMERICA, N.A.

By:	/s/ CHRISTOPHER WOZNIAK
Name:	Christopher Wozniak
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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JPMORGAN CHASE BANK, N.A.

By:	/s/ OLIVIER LOPEZ
Name:	Olivier Lopez
Title:	Associate

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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HSBC BANK USA, N.A.

By:	/s/ FIK DURMUS
Name:	Fik Durmus
Title:	Senior Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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UNION BANK, N.A.

By:	/s/ MICHAEL GARDNER
Name:	Michael Gardner
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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THE NORTHERN TRUST COMPANY

By:	/s/ TOM P. MCGRATH
Name:	Tom P. McGrath
Title:	Officer

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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PNC BANK, NATIONAL ASSOCIATION

By:	/s/ PATRICK FLAHERTY
Name:	Patrick Flaherty
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

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U.S. BANK NATIONAL ASSOCIATION

By:	/s/ NAVNEET KHANNA
Name:	Navneet Khanna
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page